SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	0-1790 (Commission File Number)	63-0180720 (I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 1, 2003

Item 12. Results of Operations and Financial Condition

On May 1, 2003, Russell Corporation issued a press release announcing its results of operations for the fiscal 2003 First Quarter. This Form 8-K is being furnished to the Securities and Exchange Commission in compliance with new Item 12 of the rules to Form 8-K. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

Signatures
EX-99.1 PRESS RELEASE

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

May 1, 2003	By:	/s/ Robert D. Martin

Robert D. Martin Senior Vice President and Chief Financial Officer